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                                                             EXHIBIT 23.17

                    CONSENT OF INDEPENDENT ACCOUNTANTS

  We consent to the incorporation by reference of our report dated April 30, 1997 on the consolidated financial statements of Atgen Holdings, Inc. and Subsidiaries into the Registration Statement on Form S-4 (Registration No. 333-49611) and to the reference to our firm under the heading "Experts".

                                          /s/ PANNEL KERR FORSTER PC

New York, New York

May 21, 1998